EXHIBIT 23.1

            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     We hereby consent to the incorporation by reference in the Form S-8 Registration Statement pertaining to the 2004 Stock Grant Plan of Ultradata Systems Incorporated of our report dated February 20, 2004, with respect to the financial statements of Ultradata Systems, Incorporated included in its annual report (Form 10-KSB) for the year ended December 31, 2003 as filed with the Securities and Exchange Commission.

                                     /s/Webb & Company, P.A.
                                     -----------------------------
                                     Webb & Company, P.A.

September 14, 2004